SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):    June 26, 2003
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                        CAPITAL CITY BANK GROUP, INC.
           (Exact name of registrant as specified in its charter)

       Florida                      0-13358                  59-2273542
       -------                      -------                  ----------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


      217 North Monroe Street, Tallahassee, FL                         32301
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       (Address of principal executive office)                       (Zip Code)


       Registrant's telephone number, including area code: (850) 671-0300
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                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On June 26, 2003, Capital City Bank Group, Inc. (the "Company") issued a press release announcing the election of four new members to the Board of Directors. The new members are: Frederick Carroll, III, J. Everitt Drew, Dr. Henry Lewis, III and Ruth A. Knox. The Company also announced the election of William G. Smith, Jr. as Chairman of the Board in addition to his duties as President and Chief Executive Officer. DuBose Ausley, the Company's current Chairman, will continue to serve on the Board as Chairman of the Executive Committee. A copy of the press release relating to the foregoing is set forth as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Financial Statements of Business Acquired.

           Not applicable.

     (b)   Pro Forma Financial Information.

           Not applicable.

     (c)   Exhibits.

           The Company's Press Release, dated June 26, 2003.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAPITAL CITY BANK GROUP, INC.



Date:  June 26, 2003                         By:  /s/ J. Kimbrough Davis
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                                                  J. Kimbrough Davis
                                                  Executive Vice President and
                                                  Chief Financial Officer


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